Exhibit 4.2

                                 HSB GROUP, INC.



                                       to



                       THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee



                           ---------------------------



                                    INDENTURE


                          Dated as of December 31, 1997


                           ---------------------------



                          7.0% CONVERTIBLE SUBORDINATED
                          DEFERRABLE INTEREST DEBENTURE
                              DUE DECEMBER 31, 2017

                                                  HSB GROUP, INC.


         Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Section 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Indenture, dated as of December 31, 1997.

TRUST INDENTURE ACT SECTION                 INDENTURE SECTION

(ss.) 310 (a) (1), (2) and (5)..............................    6.9
          (a) (3)...........................................    Not Applicable
          (a)(4)............................................    Not Applicable
          (b)...............................................    6.8
          ..................................................    6.10
          (c)...............................................    Not Applicable
(ss.) 311 (a)...............................................    6.13
          (b)...............................................    6.13
          (b) (2)...........................................    7.3(a)
          ..................................................    7.3(a)
(ss.) 312 (a)...............................................    7.1
          ..................................................    7.2(a)
          (b)...............................................    7.2(b)
          (c)...............................................    7.2(c)
(ss.) 313 (a)...............................................    7.3(a)
          (b)...............................................    7.3(b)
          (c)...............................................    7.3(a), 7.3(b)
          (d)...............................................    7.3(c)
(ss.) 314 (a) (1), (2) and (3)..............................    7.4
          (a) (4)...........................................    10.5
          (b)...............................................    Not Applicable
          (c)(1)............................................    1.2
          (c)(2)............................................    1.2
          (c)(3)............................................    Not Applicable
          (d)...............................................    Not Applicable
          (e)...............................................    1.2
          (f)...............................................    Not Applicable
(ss.) 315 (a)...............................................    6.1(a)
          (b)...............................................    6.2
          ..................................................    7.3(a)
          (c)...............................................    6.1(b)
          (d)...............................................    6.1(c)
          (d)(1)............................................    6.1(a)(1)



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          (d)(2)............................................    6.1(c)(2)
          (d)(3)............................................    6.1(c)(3)
          (e)...............................................    5.14
(ss.) 316 (a)...............................................    1.1
          (a)(1)(A).........................................    5.12
          (a)(1)(B).........................................    5.13
          (a)(2)............................................    Not Applicable
          (b)...............................................    5.8
          (c)...............................................    1.4(f)
(ss.) 317 (a)(1)............................................    5.3
          (a)(2)............................................    5.4
          (b)...............................................    10.3
(ss.) 318 (a)...............................................    1.7

--------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                                                        Page



                                    ARTICLE I
              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..... 1

SECTION 1.1.  Definitions................................................  1
SECTION 1.2.  Compliance Certificate and Opinions........................ 10
SECTION 1.3.  Forms of Documents Delivered to Trustee.................... 11
SECTION 1.4.  Acts of Holders............................................ 11
SECTION 1.5.  Notices, Etc. to Trustee and Corporation................... 13
SECTION 1.6.  Notice to Holders; Waiver.................................. 14
SECTION 1.7.  Conflict with Trust Indenture Act.......................... 14
SECTION 1.8.  Effect of Headings and Table of Contents................... 14
SECTION 1.9.  Successors and Assigns..................................... 14
SECTION 1.10.  Separability Clause....................................... 15
SECTION 1.11.  Benefits of Indenture..................................... 15
SECTION 1.12.  Governing Law............................................. 15
SECTION 1.13.  Non-Business Days......................................... 15

                          ARTICLE II
       SECURITY FORMS.................................................... 15

SECTION 2.1.  Forms Generally............................................ 15
SECTION 2.2.  Form of Face of Security................................... 16
SECTION 2.3.  Form of Reverse of Security................................ 19
SECTION 2.4.  Restrictive Legends........................................ 21
SECTION 2.5.  Form of Trustee's Certificate of Authentication............ 22

                          ARTICLE III
        THE SECURITIES.................................................... 22

SECTION 3.1.  Title and Terms............................................. 22
SECTION 3.2.  Denominations............................................... 22
SECTION 3.3.  Execution, Authentication and Dating........................ 23
SECTION 3.4.  Temporary Securities........................................ 23
SECTION 3.5.  Registration, Transfer and Exchanges........................ 24
SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities............ 27
SECTION 3.7.  Payment of Interest; Interest Rights Preserved.............. 28
SECTION 3.8.  Persons Deemed Owners....................................... 29
SECTION 3.9.  Cancellation................................................ 30
SECTION 3.10.  Computation of Interest.................................... 30

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 SECTION 3.11.  Deferrals of Interest Payment Dates....................... 30
 SECTION 3.12.  Right of Set-Off.......................................... 31
 SECTION 3.13.  Agreed Tax Treatment...................................... 31
 SECTION 3.14.  Shortening of Stated Maturity............................. 31
 SECTION 3.15.  CUSIP Numbers............................................. 31



                           ARTICLE IV
     SATISFACTION AND DISCHARGE........................................... 32

 SECTION 4.1.  Satisfaction and Discharge of Indenture.................... 32
 SECTION 4.2.  Application of Trust Money................................. 33


                            ARTICLE V
           REMEDIES....................................................... 33

 SECTION 5.1.  Events of Default..............................................33
 SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.............34
 SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement by
               Trustee....................................................... 36
 SECTION 5.4.  Trustee May File Proofs of Claim.............................. 36
 SECTION 5.5.  Trustee May Enforce Claim Without Possession of Securities.... 37
 SECTION 5.6.  Application of Money Collected................................ 37
 SECTION 5.7.  Limitation on Suits........................................... 38
 SECTION 5.8.  Unconditional Right of Holders to Receive Principal, Premium
          and Interest; Direct Action by Holders of Capital Securities....... 39
 SECTION 5.9.  Restoration of Rights and Remedies............................ 39
 SECTION 5.10.  Rights and Remedies Cumulative............................... 39
 SECTION 5.11.  Delay or Omission Not Waiver................................. 39
 SECTION 5.12.  Control by Holders........................................... 40
 SECTION 5.13.  Waiver of Past Defaults...................................... 40
 SECTION 5.14.  Undertaking for Costs........................................ 41
 SECTION 5.15.  Waiver of Usury, Stay or Extension Laws...................... 41


                           ARTICLE VI
             THE TRUSTEE..................................................... 41

 SECTION 6.1.  Certain Duties and Responsibilities........................... 41
 SECTION 6.2.  Notice of Defaults............................................ 43
 SECTION 6.3.  Certain Rights of Trustee..................................... 43
 SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities........ 44
 SECTION 6.5.  May Hold Securities........................................... 44

 SECTION 6.6.  Money Held in Trust.......................................... 44
 SECTION 6.7.  Compensation and Reimbursement............................... 44
 SECTION 6.8.  Disqualification; Conflicting Interests...................... 45
 SECTION 6.9.  Corporate Trustee Required; Eligibility...................... 45
 SECTION 6.10.  Resignation and Removal; Appointment of Successor........... 46
 SECTION 6.11.  Acceptance of Appointment by Successor...................... 47
 SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business. 48
 SECTION 6.13.  Preferential Collection of Claims Against Corporation....... 49
 SECTION 6.14.  Appointment of Authenticating Agent......................... 49


                                   ARTICLE VII
       HOLDER'S LISTS AND REPORTS BY TRUSTEE AND CORPORATION................ 50

 SECTION 7.1.  Corporation to Furnish Trustee Names and Addresses of Holders. 50
 SECTION 7.2.  Preservation of Information, Communications to Holders........ 51
 SECTION 7.3.  Reports by Trustee............................................ 51
 SECTION 7.4.  Reports by Corporation........................................ 51



                                  ARTICLE
           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.............. 52

SECTION 8.1.  Corporation May Consolidate, Etc., Only on Certain Terms...... 52
SECTION 8.2.  Successor Corporation Substituted............................. 53


                          ARTICLE IX
                              SUPPLEMENTAL INDENTURES....................... 53

SECTION 9.1.  Supplemental Indentures Without Consent of Holders............ 53
SECTION 9.2.  Supplemental Indentures with Consent of Holders............... 54
SECTION 9.3.  Execution of Supplemental Indentures.......................... 56
SECTION 9.4.  Effect of Supplemental Indentures............................. 56
SECTION 9.5.  Conformity with Trust Indenture Act........................... 56
SECTION 9.6.  Reference in Securities to Supplemental Indentures............ 56

                                    ARTICLE X
                    COVENANTS................................................ 56

SECTION 10.1.  Payment of Principal, Premium and Interest.................... 56
SECTION 10.2.  Maintenance of Office or Agency............................... 57
SECTION 10.3.  Money for Security Payments to be Held in Trust............... 57
SECTION 10.4.  Statement as to Compliance.................................... 59
SECTION 10.5.  Waiver of Certain Covenants................................... 59
SECTION 10.6.  Additional Sums............................................... 59
SECTION 10.7.  Additional Covenants.......................................... 60


                                   ARTICLE XI
           REDEMPTION OF SECURITIES.......................................... 61

SECTION 11.1.  Applicability of This Article................................. 61
SECTION 11.2.  Election to Redeem; Notice to Trustee......................... 61
SECTION 11.3.  Selection of Securities to be Redeemed........................ 61
SECTION 11.4.  Notice of Redemption.......................................... 62
SECTION 11.5.  Deposit of Redemption Price................................... 63
SECTION 11.6.  Payment of Securities Called for Redemption................... 63
SECTION 11.7.  Right of Redemption of Securities Initially Issued to an
               Issuer Trust.................................................. 63
SECTION 11.8.  Mandatory Redemption Provisions............................... 64

                          ARTICLE XII
       RANKING; SUBORDINATION OF SECURITIES.................................. 65

SECTION 12.1.  Ranking; Securities Subordinate to Senior Indebtedness....... 65
SECTION 12.2.  No Payment When Senior Indebtedness in Default; Payment
         Over of Proceeds Upon Dissolution, Etc............................. 65
SECTION 12.3.  Payment Permitted If No Default.............................. 67
SECTION 12.4.  Subrogation to Rights of Holders of Senior Indebtedness...... 67
SECTION 12.5.  Provisions Solely to Define Relative Rights.................. 68
SECTION 12.6.  Trustee to Effectuate Subordination.......................... 68
SECTION 12.7.  No Waiver of Subordination Provisions........................ 68
SECTION 12.8.  Notice to Trustee............................................ 69
SECTION 12.9.  Reliance on Judicial Order or Certificate of Liquidating
               Agent........................................................ 70
SECTION 12.10.  Trustee Not Fiduciary for Holders of Senior Indebtedness.... 70
SECTION 12.11.  Rights of Trustee as Holder of Senior Indebtedness;
         Preservation of Trustee's Rights................................... 70
SECTION 12.12.  Article Applicable to Paying Agents......................... 70
SECTION 12.13.  Certain Conversions or Exchanges Deemed Payment............. 70

                          ARTICLE XIII
      CONVERSION OF SECURITIES............................................... 71

 SECTION 13.1.  Conversion Rights............................................ 71
 SECTION 13.2.  Conversion Procedures........................................ 71
 SECTION 13.3.  Conversion Price Adjustments................................. 74
 SECTION 13.4.  Notice of Adjustments of Conversion Price.................... 77
 SECTION 13.5.  Prior Notice of Certain Events............................... 77
 SECTION 13.6.  Dividend or Interest Reinvestment Plans...................... 78
 SECTION 13.7.  Certain Additional Rights.................................... 78
 SECTION 13.8.  Restrictions on Common Stock Issuable Upon Conversion........ 79
 SECTION 13.9.  Trustee Not Responsible for Determining Conversion Price or
          Adjustments........................................................ 79

                           ARTICLE XIV
              EXPENSES....................................................... 80

 SECTION 14.1.  Payment of Expenses by the Corporation....................... 80
 SECTION 14.2.  Term of Agreement............................................ 80
 SECTION 14.3.  Waiver of Notice............................................. 81
 SECTION 14.4.  No Impairment................................................ 81
 SECTION 14.5.  Enforcement.................................................. 81
 SECTION 14.6.  Subrogation.................................................. 81
 SECTION 14.7.  Amendment.................................................... 82

         INDENTURE, dated as of December 31, 1997, between HSB GROUP, INC., a Connecticut corporation (the "Corporation"), having its principal office at One State Street, Hartford, Connecticut, and The First National Bank of Chicago, a national banking association, as Trustee (the "Trustee").


                           Recitals of the Corporation

         Whereas, the Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 7.0% Convertible Subordinated Deferrable Interest Debentures (the "Securities") of substantially the tenor hereinafter provided, including Securities issued to evidence loans made to the Corporation with the proceeds from the issuance by HSB Capital II, a Delaware business trust (the "Issuer Trust") of preferred undivided beneficial interests in the assets of such Issuer Trust (the "Capital Securities") and common undivided interests in the assets of such Issuer Trust (the "Common Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered; and

         Whereas, all things necessary to make this Indenture a valid agreement of the Corporation, in accordance with its terms, have been done.

         Now Therefore, this Indenture Witnesseth:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.1.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (c) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

               (d) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (e) Whenever the context may require, any gender shall be deemed to include the others;

               (f) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

               (g) The words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

         "Additional Sums" has the meaning specified in Section 10.6.

         "Additional Taxes" means any additional taxes, duties and other governmental charges to which an Issuer Trust has become subject from time to time as a result of a Tax Event.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate the Securities.

         "Bankruptcy Code" means Title 11 of the United States Code or any successor statute thereto, in each case as amended from time to time.

         "Board of Directors" means the board of directors of the Corporation or the Executive Committee of the board of directors of the Corporation (or any other committee of the board of directors of the Corporation performing similar functions) or a committee designated by the board of directors of the Corporation (or such committee), comprised of two or more members of the board of directors of the Corporation or officers of the Corporation, or both.

         "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or officers of the Corporation to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (iii) a day on which the Corporate Trust Office of the Trustee, or the Corporate Trust Office (as defined in the related Trust Agreement) of the Property Trustee or the Delaware Trustee under the related Trust Agreement, is closed for business.

          "Capital Securities" has the meaning specified in the first recital of this Indenture.

          "Change of Control" shall mean an acquisition of greater than 50% of the outstanding voting securities of either HSB Group, Inc. or Employers Reinsurance Corporation, as the case may be.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Securities and Exchange Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Common Securities" has the meaning specified in the first recital of this Indenture.

         "Common Stock" means common stock, no par value, of the Corporation.

         "Conversion Agent" has the meaning specified in Section 13.2.

         "Conversion Date" has the meaning specified in Section 13.2.

         "Conversion Price" has the meaning specified in Section 13.1.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

         "corporation" includes a corporation, association, company, limited liability company, joint-stock company or business trust.

         "Corporation" means the Person named as the "Corporation" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor corporation.

         "Corporation Request" and "Corporation Order" mean, respectively, a written request or order signed in the name of the Corporation by its Chief Executive Officer, its President, one of its Senior Vice Presidents or Vice Presidents and by its Chief Financial Officer, Treasurer, Controller, its Corporate Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Current Market Price" means for any day the last reported sale price, regular way, on such day of Common Stock, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Transactions Tape, or, if the Common Stock is not listed or admitted to trading on the NYSE on such day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, exchange, or the Nasdaq National Market, or, if the Common Stock is not quoted or admitted to trading on such quotation system, on the principal quotation system on which the Common Stock may be listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board od Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

         "Debt" means, with respect to any Corporation, whether recourse is to all or a portion of the assets of such Corporation and whether or not contingent and without duplication, (i) every obligation of such Corporation for money borrowed; (ii) every obligation of such Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Corporation with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Corporation; (iv) every obligation of such Corporation issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Corporation; (vi) all indebtedness of the Corporation, whether incurred on or prior to the date of this Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Corporation has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

         "Defaulted Interest" has the meaning specified in Section 3.7.

         "Delaware Trustee" means, with respect to any Issuer Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

         "Distributions", with respect to the Trust Securities issued by an Issuer Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions".

         "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

         "Event of Default" has the meaning specified in Article V.

         "Exchange Act" means the Securities Exchange Act of 1934 or any successor statute thereto, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 1.4.

         "Extension Period" has the meaning specified in Section 3.11.

         "Guarantee Agreement" means, with respect to any Issuer Trust, the Guarantee Agreement executed by the Corporation for the benefit of the Holders of the Capital Securities issued by such Issuer Trust, as modified, amended or supplemented from time to time.

          "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate" means the rate of interest specified or determined as specified in the Security as being the rate of interest payable on such Security.

          "Issuer Trust" has the meaning specified in the first recital of this Indenture.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security or any installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Conversion" means the notice given by a holder of Capital Securities to the Conversion Agent directing the Conversion Agent to exchange such Capital Securities for Securities and to convert such Securities into Common Stock on behalf of such holder.

          "Notice of Default"  means a written  notice of the kind  specified in
Section 5.1(3).

         "Officers' Certificate" means a certificate signed by its Chief Executive Officer, the President or a Senior Vice President, and by the Chief Financial Officer, Treasurer or the Corporate Secretary or Assistant Secretary, of the Corporation and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Corporation or any Affiliate of the Corporation.

         "Original Issue Date" means the date of issuance specified as such in each Security.

         "Outstanding"  means,  when used in reference to any Securities,  as of
the  date  of  determination,   all  Securities  theretofore  authenticated  and
delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

               (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or that have been paid pursuant to Section 3.7, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Corporation;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or such other obligor. Upon the written request of the Trustee, the Corporation shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Corporation to be owned or held by or for the account of the Corporation or any other obligor on the Securities, or any Affiliate of the

Corporation or such obligor, and subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. Notwithstanding anything herein to the contrary, Securities shall be deemed to be Outstanding notwithstanding the ownership by the Corporation or an Affiliate of any beneficial interest in such Issuer Trust.

         "Paying Agent" means the Trustee or any Person authorized by the Corporation to pay the principal of (or premium, if any) or interest on, or other amounts in respect of, any Securities on behalf of the Corporation.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Place of Payment" means, with respect to the Securities, New York, New York or Chicago, Illinois, where the principal of (and premium, if any) and interest on the Securities are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Procedures" has the meaning specified in Section 13.3.

         "Proceeding" has the meaning specified in Section 12.2.

         "Property Trustee" means, with respect to the Issuer Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or the terms of such Security.

         "Regular Record Date" for the interest payable on any Interest Payment Date, the day that is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restricted Securities" means all Securities for which it is required pursuant to Section 2.4 to bear a Restricted Securities Legend.

         "Restricted Securities Legend" has the meaning specified in Section
2.4.

         "Restricted   Security"  means  each  Security  required  to  bear  the
Restricted Securities Legend.

         "Rights Plan" means a plan of the Corporation providing for the issuance by the Corporation to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Corporation, which rights are (i) deemed to be transferred with such shares of Common Stock and (ii) also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.

         "Securities Act" means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

         "Securities Act Legend" means a Restricted Securities Legend.

          "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

          "Security" means any debt security authenticated and delivered under this Indenture.

         "Senior Indebtedness" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Corporation whether or not such claim for post-petition interest is allowed in such proceeding), on Debt of the Corporation, whether incurred on or prior to the date of this Indenture or hereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Securities or to other Debt that is pari passu with, or subordinated to, the Securities, provided, however, that Senior Indebtedness shall not be deemed to include (a) any Debt of the Corporation that, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Corporation, (b) any Debt of the Corporation to any of its Subsidiaries, (c) any Debt of the Corporation to any Person who is an employee of the Corporation and (d) any Securities.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof (or premium, if any) or interest thereon, means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security or such installment of principal (or premium, if any) or interest is due and payable, as such date may be shortened as provided pursuant to the terms of such Security and this Indenture, in the case of the Stated Maturity of any Security, and subject to the deferral of any such date during any Extension Period, in the case of any installment of interest.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or by one or more other Subsidiaries, or by the Corporation and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security. For the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Tax Event" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Capital Securities of such Issuer Trust, there is more than an insubstantial risk that (i) such Issuer Trust is, or within 90 days of the delivery of such Opinion of Counsel will be, subject to United States federal income tax with respect to income received or accrued on the Securities issued by the Corporation to such Issuer Trust, (ii) interest payable by the Corporation on such Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes, or (iii) such Issuer Trust is, or within 90 days of the delivery of such Opinion of Counsel will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Trust Agreement" means, with respect to the Issuer Trust, the trust agreement or other governing instrument of such Issuer Trust.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means the Trust Indenture Act of 1939 as so amended.

          "Trust Securities" means the Common Securities and the Capital Securities.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, solely in its capacity as such Trustee and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities shall mean the Trustee with respect to Securities.

         SECTION 1.2.  Compliance Certificate and Opinions.

         Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every  certificate  or  opinion  with  respect  to  compliance  with  a
condition  or  covenant   provided  for  in  this  Indenture   (other  than  the
certificates provided pursuant to Section 10.4) shall include:

                  (1) a statement by each individual signing such certificate or opinion that such individual has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions of such individual contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

         SECTION 1.3.  Forms of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters, and any of such Persons may certify or give an opinion as to such matters contained in one or several documents.

         Any certificate or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, one or more officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.4.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Corporation. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section 1.4.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such notary the execution thereof. Where such execution is by a Person acting in other than such Persons's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such Person's authority.

         (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

         (d) The ownership of Securities shall be proved by the Securities Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) The Corporation may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Corporation may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next succeeding paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Corporation from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Corporation, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2), or (iv) any direction referred to in Section 5.12, in each case with respect to Securities. If any record date is set pursuant to this paragraph, the

Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Corporation's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Corporation in writing and to each Holder of Securities in the manner set forth in Section 1.6.

         With respect to any record date set pursuant to this Section 1.4, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.4, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 1.5.  Notices, Etc. to Trustee and Corporation.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1)  the  Trustee  by  any  Holder,   any  holder  of  Capital
         Securities or the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

                  (2) the Corporation by the Trustee, any Holder or any holder of Capital Securities shall be sufficient for every purpose (except as otherwise provided in

         Section 5.1) hereunder if in writing and mailed, first-class postage prepaid, to the Corporation addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Corporation.

         SECTION 1.6.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the relevant Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.7.  Conflict with Trust Indenture Act.

         The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder, and this Indenture, the Corporation and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were qualified under that Act on the date hereof. Except as otherwise expressly provided herein, if and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

         SECTION 1.8.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.9.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10.  Separability Clause.

         If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Capital Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12.  Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.13.  Non-Business Days.

         If any Interest Payment Date, Redemption Date or Stated Maturity shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of principal of (and premium, if any) or interest or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business

Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).


                                   ARTICLE II

                                 SECURITY FORMS

         SECTION 2.1.  Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such securities.

         SECTION 2.2.  Form of Face of Security.

                                 HSB GROUP, INC.
7.0% Convertible Subordinated Deferrable Interest Debentures due December 31,
2017

No. 1                                                               $309,300,000

         HSB GROUP, INC., a Connecticut corporation (hereinafter called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The First National Bank of Chicago, as Property Trustee, pursuant to the Trust Agreement of HSB Capital II, dated as of December 31, 1997, or registered assigns, the principal sum of Three Hundred Nine Million Three Hundred Thousand ($309,300,000) Dollars on December 31, 2017; provided that the Corporation may shorten the Stated Maturity of the principal of this Security to a date not earlier than December 31, 2012 in the circumstances described on the reverse hereof. The Corporation further promises to pay interest on said principal sum from December 31, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on January 15 and July 15 of each year, commencing January 15,

1998, at the rate of 7.0% per annum, together with Additional Sums, if any, as provided in Section 10.6 of the Indenture until the principal hereof is paid or duly provided for or made available for payment. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by two. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the January 1 or July 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to ten consecutive semi-annual interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Corporation shall pay all interest then accrued and unpaid; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security as then in effect, and no such Extension Period may end on a date other than an Interest Payment Date; and provided further, however, that during any such Extension Period, the Corporation shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to this Security or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee and (d) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's or its subsidiaries' benefit plans for their directors, officers or employees). Prior to the termination of any such Extension Period, the Corporation may further defer the payment of interest, provided that no Extension Period shall exceed ten consecutive semi-annual interest payment periods, and shall not extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions. The Corporation shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral or so long as such Securities are held by HSB Capital II, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to holders of such Capital Securities of the record date or the date such Distributions are payable.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in New York, New York or Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register, or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and ranks pari passu with HSB Group, Inc.'s Global Floating Rate Junior Subordinated Debentures, Series B, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by such Holder's acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

                                             HSB GROUP, INC.


                                             By:        --------------------
                                             Name:      Saul L. Basch
                                             Title:     Senior Vice President,
                                                        Treasurer and Chief
                                                        Financial Officer

Attest:

-------------------
Corporate Secretary

         SECTION 2.3.  Form of Reverse of Security.

         This Security is a duly authorized issue of securities of the Corporation (herein called the "Securities"), limited in aggregate principal amount to $309,300,000, issued under the Indenture, dated as of December 31, 1997 (herein called the "Indenture"), between the Corporation and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         All terms used in this Security that are defined in the Indenture or in the Trust Agreement, dated as of December 31, 1997 (as modified, amended or supplemented from time to time, the "Trust Agreement"), relating to HSB Capital II (the "Issuer Trust") among the Corporation, as Depositor, the Trustees named therein and the Holders from time to time of the Trust Securities issued pursuant thereto, shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

         The Corporation may at any time, at its option, (i) on or after December 31, 2004 or (ii) for a reason specified in Article XI of the Indenture, in both cases subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest to but excluding the Redemption Date fixed for redemption.

         Under limited circumstances, Employers Reinsurance Corporation may, at its option and subject to the terms and conditions of Article XI of the Indenture, require the Corporation to redeem this Security in whole, at a Redemption Price as stated in Section 11.8 of the Indenture.

         In addition, upon the occurrence and during the continuation of a Tax Event in respect of the Issuer Trust, the Corporation may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event, redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture, at a Redemption Price equal to 100% of the principal amount of the 7.0% Convertible Subordinated Deferrable Interest Debentures so redeemed plus accrued and unpaid interest thereon to the date of redemption.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Corporation with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Outstanding Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal of and the accrued interest on all the Securities shall become immediately due and payable, provided that the payment of such principal and interest on such Securities shall remain subordinated to the extent provided in Article XII of the Indenture.

         Subject to the terms and conditions set forth in Article XIII of the Indenture, this Security is convertible, at the option of the Holder, into shares of Common Stock.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $10,000,000 and any integral multiple of $100,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Corporation and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 2.4.  Restrictive Legends.

                  Restricted Securities shall bear the following legend (the "Restricted Securities Legend") unless the Corporation determines otherwise in accordance with applicable law:

                  "THE CONVERTIBLE SUBORDINATED DEFERRABLE INTEREST DEBENTURES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN WHOLE OR IN PART (BUT IF IN PART, IN AMOUNTS NOT LESS THAN $10,000,000 IN PRINCIPAL AMOUNT) AND ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OR PURSUANT TO AN APPLICABLE EXEMPTION THEREFROM."

         SECTION 2.5.  Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated:  December 31, 1997

                                        ----------------------------
                                        as Trustee

                                        By:
                                        Authorized Officer


                                   ARTICLE III

                                 THE SECURITIES

         SECTION 3.1.  Title and Terms.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is $309,300,000, except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5 or 3.6.

         SECTION 3.2.  Denominations.

         The Securities shall be in registered form without coupons and shall be issuable in denominations of $10,000,000 and any integral multiple of $100,000 thereof.

         SECTION 3.3.  Execution, Authentication and Dating.

         The Securities shall be executed on behalf of the Corporation by its Chief Executive Officer, its President or one of its Senior Vice Presidents or Vice Presidents and attested by its Corporate Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities executed by the Corporation to the Trustee for authentication, together with a Corporation Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Corporation Order shall authenticate and deliver such Securities. Securities may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Corporation Order. Procedures may authorize authentication and delivery pursuant to oral instructions of the Corporation or a duly authorized agent, which instructions shall be promptly confirmed in writing.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.4.  Temporary Securities.

         Pending the preparation of definitive Securities, the Corporation may execute, and upon Corporation Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Corporation will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Corporation designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of any authorized denominations, of like tenor and aggregate principal amount, bearing such restrictive legends as may be required by this Indenture and bearing a number not contemporaneously outstanding. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 3.5.  Registration, Transfer and Exchanges.

         (a) Registration, Transfer and Exchange Generally. The Corporation shall cause to be kept at the Corporate Trust Office of the Trustee a register or registers (the "Securities Register") in which the registrar and transfer agent with respect to the Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Securities and of transfers and exchanges of Securities as herein provided. The Trustee is hereby appointed Securities Registrar for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Corporation designated for that purpose, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of like tenor and aggregate principal amount, bearing such restrictive legends as may be required by this Indenture and bearing a number not contemporaneously outstanding.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations, of like tenor and aggregate principal amount, bearing such restrictive legends as may be required by this Indenture and bearing a number not contemporaneously outstanding, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

         All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Neither the Corporation, the Trustee nor the Securities Registrar shall be required, pursuant to the provisions of this Section 3.5, (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities pursuant to Article XI and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

         Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

         (b) Registration, Transfer, and Exchange. A Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security, provided that the following provisions are met. When Securities are presented to the Securities Registrar with a request: (1) to register the transfer of such Securities; or (2) to exchange such Securities for Securities in an equal aggregate principal amount of Securities of other authorized denominations, the Securities Registrar shall register the transfer or make the exchange as requested if the requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange:

                           (A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trustee and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing, delivered to the Corporation at least 30 Business Days before such intended transfer, and the Corporation shall not have delivered a written notice of objection to the Holder within 5 Business Days prior to the intended transfer, which notice of objection shall state whether the Corporation is objecting pursuant to subsection (D) or (E) below;

                           (B) in the case of Restricted  Securities,  are being
                  transferred in compliance with the requirements of the Securities Act or pursuant to an applicable exemption therefrom and are accompanied by the following additional information and documents: a Restricted Security Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in the form attached hereto as Exhibit A (a "Restricted Securities Transfer Certificate") and an Opinion of Counsel reasonably acceptable to the Corporation and to the Securities Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the transferee Holder shall take delivery in the form of a Restricted Security, subject to Section 3.5(c);

                           (C) shall be  accompanied  by a  statement  that such
                  transferee agrees in writing to be bound by the terms and provisions of the Trust Agreement and the Purchase Agreement;

                           (D) shall be subject to the right of the  Corporation
                  to veto the Holder's choice of such Person to whom the proposed transfer or disposition is to occur by giving notice of such objection to the Holder as described in (A) above; and

                           (E) shall,  pursuant  to Section  4.2(a)(iii)  of the
                  Trust Agreement, be subject to the right of the Corporation to cause the Issuer Trust to redeem at a Redemption Price stated in Section 11.7, the Security or Securities surrendered for transfer or exchange by giving notice of such objection to the Holder as described in (A) above.

                  (c) Securities Act Legends. Except as set forth below, all Securities or a new Security that is issued in exchange for another Security or any portion thereof, upon transfer or otherwise, shall bear a Restricted Securities Legend:


                  (i) At any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security or any portion thereof which bears such a legend if the Corporation has received from the Holder an Opinion of Counsel as described in subsection (vi) below and if the Trustee has received an Unrestricted Securities Transfer Certificate in the form of Exhibit B hereto (an "Unrestricted Securities Transfer Certificate"), satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this section;

                  (ii) a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Restricted Security or any portion thereof that bears such a legend if, after the receipt by the Corporation of an Opinion of Counsel as described in subsection (vi) below, in the Corporation's sole judgment, placing such a legend upon such new Security is not and will not be necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Corporation in the form of an Officers' Certificate, shall authenticate and deliver such a new Security as provided in this section;

                  (iii) Securities distributed to a holder of Capital Securities upon dissolution of the Issuer Trust shall bear a Restricted Securities Legend if the Capital Securities so held bear a similar legend; and

                  (iv) The Holder agrees that it will not effect the proposed transfer or disposition of the Security until such Holder has provided to the Corporation an Opinion of Counsel satisfactory in form and substance to the Corporation that such proposed disposition or transfer is exempt from registration under the Securities Act and any applicable state securities laws. The Corporation shall use its best efforts to comply with any state securities laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject.

         SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Corporation or the Trustee to save each of them harmless, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, of like tenor and aggregate principal amount, bearing the same legends, and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Corporation and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Security has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security, of like tenor and aggregate principal amount, bearing the same legends as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

         If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 3.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to the same benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.7.  Payment of Interest; Interest Rights Preserved.

         Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of such Securities, except that, unless otherwise provided in the Securities, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security.

         Any interest on any Security that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of a Security at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Corporation, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Corporation may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this Clause (2), such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 3.7, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         SECTION 3.8.  Persons Deemed Owners.

         The Corporation, the Trustee and any agent of the Corporation or the Trustee shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

         SECTION 3.9.  Cancellation.

         All  Securities  surrendered  for  payment,  redemption,   transfer  or
exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Corporation may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Corporation may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this
Section 3.9, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Corporation a certificate of such destruction.

         SECTION 3.10.  Computation of Interest.

          Interest on the Securities for any partial period shall be computed on the basis of a 360- day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

         SECTION 3.11.  Deferrals of Interest Payment Dates.

          So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time during the term, from time to time to defer the payment of interest on such Securities for up to ten consecutive semi-annual interest payment periods with respect to each such deferral period (each, an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Securities; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities; and provided further, however that during any such Extension Period, the Corporation shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to the Securities or make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions of Common Stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of Common Stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee Agreement and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Corporation's or any Subsidiary of the Corporation's benefit plans for their directors, officers or employees. Prior to the termination of any such Extension Period, the Corporation may further defer the payment of interest, provided that no Event of Default has occurred and is continuing, and provided further that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions. The Corporation shall give the Holders of the Securities and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities would be payable but for such deferral or so long as any such Securities are held by such Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to holders of such Capital Securities of the record date or the date such Distributions are payable.

         The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Securities.

         SECTION 3.12.  Right of Set-Off.

          Notwithstanding anything to the contrary herein, the Corporation shall have the right to set off any payment it is otherwise required to make in respect of any such Security to the extent the Corporation has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee Agreement relating to such Security or to a holder of Capital Securities pursuant to an action undertaken under Section 5.8 of this Indenture.

         SECTION 3.13.  Agreed Tax Treatment.

         Each Security issued hereunder shall provide that the Corporation and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

         SECTION 3.14.  Shortening of Stated Maturity.

         If specified or as contemplated by Section 2.1, the Corporation shall have the right to shorten the Stated Maturity of the principal of the Securities at any time to any date.

         SECTION 3.15.  CUSIP Numbers.

         The Corporation in issuing the Securities may (but is not required to) use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other similar or related materials as a convenience to Holders; provided that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1.  Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Corporation Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this Section 4.1) and the Trustee, on demand of and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A)(1) all Securities  theretofore  authenticated and
                  delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in
                  Section 10.3) have been delivered to the Trustee for cancellation; or

                         (B) all such  Securities not  theretofore  delivered to
                  the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will  become  due and  payable at their
                           Stated Maturity within one year of the date of deposit, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation, or

                                    (iv) are tendered for conversion pursuant to
                           Section 13.2,

         and the Corporation, in the case of subclause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) the Corporation has paid or caused to be paid all other sums payable hereunder by the Corporation; and

                  (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause
(1) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

         SECTION 4.2.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money or obligations have been deposited with or received by the Trustee.


                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1.  Events of Default.

         "Event of Default", wherever used herein with respect to the Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in respect of any interest in the case of an Extension Period); or

               (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                  (3) failure on the part of the Corporation duly to observe or perform in any material respects any other of the covenants or agreements on the part of the Corporation in the Securities or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the Corporation to remedy the same and stating that such notice is a "Notice of Default" shall have been given by registered or certified mail to the Corporation by the Trustee or to the Corporation and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Corporation under the Bankruptcy Code or any other similar applicable Federal or State law, which decree or order shall have continued undischarged and unstayed for a period of 60 days; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Corporation or of its property, or for the winding up or liquidation of its affairs, which decree or order shall have continued undischarged and unstayed for a period of 60 days; or

                  (5) the commencement by the Corporation of voluntary proceedings to be adjudicated a bankrupt, or the consent by the Corporation to the filing of a bankruptcy proceeding against it, or the filing by the Corporation of a petition or answer or consent seeking reorganization under the Bankruptcy Code or any other similar Federal or State law, or the consent by the Corporation to the filing of any such petition, or the consent by the Corporation to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or the making by the Corporation of an assignment for the benefit of creditors, or the admission by the Corporation in writing of its inability to pay its debts generally as they become due; or

               (6)  any  other  Event  of  Default   provided  with  respect  to
          Securities.

         SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) with respect to Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), provided that, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities fail to declare the principal of all the Outstanding Securities (or specified portion thereof) to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of Capital Securities issued by such Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Corporation and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest on all the Securities shall become immediately due and payable. If an Event of Default specified in
Section 5.1(4) or 5.1(5) with respect to Securities at the time Outstanding occurs, the principal amount of all the Securities and the accrued interest on all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal (and premium, if any) and interest on such Securities shall remain subordinated to the extent provided in Article XII notwithstanding that such amount shall become immediately due and payable as herein provided.

         At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Corporation and the Trustee, may rescind and annul such declaration and its consequences if:

               (1) the Corporation has paid or deposited with the Trustee a sum sufficient to pay:

                    (A) all overdue installments of interest on all Securities,

                    (B)  the  principal  of  (and  premium,   if  any,  on)  any
               Securities   that  have  become  due   otherwise   than  by  such
               declaration of acceleration, and

                    (C) all sums paid or advanced by the Trustee  hereunder  and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

               (2) all Events of Default with respect to Securities, other than the non-payment of the principal of Securities that has become due solely by such acceleration, have been cured or waived as provided in
          Section 5.13.

         If the Holders of the Securities fail to annul such declaration and waive such default, the holders of a Majority in Liquidation Amount of the Capital Securities (as defined in the related Trust Agreement) issued by such Issuer Trust shall also have the right to rescind and annul such declaration and its consequences by written notice to the Corporation and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this Section 5.2.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Corporation covenants that if:

                  (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Corporation will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any), including any sinking fund payment or analogous obligations, and interest, and, in addition thereto, all amounts owing to the Trustee under Section 6.7.

         If the Corporation fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Corporation or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation or any other obligor upon the Securities, wherever situated.

         If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.4.  Trustee May File Proofs of Claim.

         In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation or any other obligor upon the Securities or the property of the Corporation or of such other obligor or their creditors,

                  (a) the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation for the payment of overdue principal (or premium, if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (1) to file and prove a claim for the whole amount of
                  principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

                           (2) in particular, the Trustee shall be authorized to
                  collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

                  (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 5.5.  Trustee May Enforce Claim Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to
Article XII and after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 5.6.  Application of Money Collected.

         Any money or property collected or to be applied by the Trustee with respect to Securities pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

               SECOND: Subject to Article XII, to the payment of the amounts then due and unpaid upon Securities of principal (and premium, if any) and interest in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

               THIRD: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 5.7.  Limitation on Suits.

         Subject to Section 5.8, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or other similar official) or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

               (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of Capital Securities.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.7 and 3.11) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. Any registered holder of Capital Securities shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Corporation for enforcement of payment to such holder of principal of (premium, if any) and (subject to Sections 3.7 and 3.11) interest on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Securities held by such holder.

         SECTION 5.9.  Restoration of Rights and Remedies.

         If the Trustee, any Holder or any holder of Capital Securities issued by any Issuer Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then and in every such case the Corporation, the Trustee, such Holders and such holder of Capital Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Capital Securities shall continue as though no such proceeding had been instituted.

         SECTION 5.10.  Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee, any Holder of any Security or any holder of any Capital Security to exercise any right or remedy accruing upon any Event of Default with respect to the Securities shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

         Every right and remedy given by this Article V or by law to the Trustee or to the Holders and the right and remedy given to the holders of Capital Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Capital Securities, as the case may be.

         SECTION 5.12.  Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

          (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

         SECTION 5.13.  Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities affected thereby and, the holders of a Majority in Liquidation Amount of the Capital Securities (as defined in the related Trust Agreement) issued by such Issuer Trust may waive any past default or Event of Default hereunder and its consequences with respect to such Securities except a default:

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security (unless such default has been cured and the Corporation has paid to or deposited with the Trustee a sum sufficient to pay all matured installments of interest and all principal of (and premium, if any, on) all Securities due otherwise than by acceleration), or

                  (2) in respect of a covenant  or  provision  hereof that under
         Article IX cannot be modified or amended without the consent of each Holder of any Outstanding Security affected.

         Any such waiver shall be deemed to be on behalf of the Holders of all the Securities and in the case of a waiver by holders of Capital Securities issued by the Issuer Trust, by the holders of all the Capital Securities issued by such Issuer Trust.

         Upon any such waiver, such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 5.14.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security, by its acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security.

         SECTION 5.15.  Waiver of Usury, Stay or Extension Laws.

         The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.1.  Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct except that:

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section 6.1;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.1.

         SECTION 6.2.  Notice of Defaults.

         Within 30 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities, the Trustee shall transmit by mail to all Holders of Securities, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities; and provided further, however, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 6.2, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities.

         SECTION 6.3.  Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in complying with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Corporation of the Securities or the proceeds thereof.

         SECTION 6.5.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Corporation, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

         SECTION 6.6.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law (including the Trust Indenture Act). The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation.

         SECTION 6.7.  Compensation and Reimbursement.

         The Corporation agrees:

                  (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder in such amounts as the Corporation and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence, wilful misconduct or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

         SECTION 6.8.  Disqualification; Conflicting Interests.

         (a) The Trustee for the Securities shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

         (b) The Trust Agreement and the Guarantee Agreement with respect to each Issuer Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         SECTION 6.9.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be:

                  (a) a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

                  (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having at the time of appointment securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization and a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.9 and to the extent permitted by the Trust

Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article VI. Neither the Corporation nor any Person directly or indirectly controlling, controlled by or under common control with the Corporation shall serve as Trustee for the Securities.

         SECTION 6.10.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Corporation. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

         (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Corporation.

         (d) If at any time:

         (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Corporation or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Corporation or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Corporation, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to the Securities, or
(ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities, the Corporation, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities and supersede the successor Trustee appointed by the Corporation. If no successor Trustee with respect to the Securities shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

         (f) The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities and each appointment of a successor Trustee with respect to the Securities by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities and the address of its Corporate Trust Office.

         SECTION 6.11.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities, the Corporation, the retiring Trustee and each successor Trustee with respect to the Securities shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities; but, on request of the Corporation or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities.

         (c) Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.11, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

     SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and if any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

         SECTION 6.13.  Preferential Collection of Claims Against Corporation.

         If and when the Trustee shall be or become a creditor of the Corporation (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Corporation (or any such other obligor).

         SECTION 6.14.  Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities, which shall be authorized to act on behalf of the Trustee to authenticate the Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.5, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent or the Authenticating Agent's certificate of authentication set forth for this
Section 6.14. Each Authenticating Agent shall be acceptable to the Corporation and shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.14 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent, shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the
provisions  of  this  Section   6.14,   the  Trustee  may  appoint  a  successor
Authenticating Agent, which shall be acceptable to the Corporation and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section 6.14.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

         If an appointment is made pursuant to this Section 6.14, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities designated therein referred to in the within mentioned Indenture.


Dated:  ___________________                -------------------
                                            as Trustee


                                             By: ------------------
                                             As Authenticating Agent


                                             By:-------------------
                                             Authorized Officer


                                   ARTICLE VII

              HOLDER'S LISTS AND REPORTS BY TRUSTEE AND CORPORATION

    SECTION 7.1.  Corporation to Furnish Trustee Names and Addresses of Holders.

         The Corporation will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, on or before January 1 or July 1 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the Corporation and has not otherwise been received by the Trustee in its capacity as Securities Registrar.

         SECTION 7.2.  Preservation of Information, Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (c) Every Holder of Securities, by its acceptance thereof, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

         SECTION 7.3.  Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

         (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Indenture.

         (c) If this Indenture shall have been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed and also with the Commission. The Corporation will notify the Trustee when any Securities are listed on any securities exchange.

         SECTION 7.4.  Reports by Corporation.

         The Corporation shall file with the Trustee and with the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. At any time when the Corporation is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or beneficial owner of a Security, the Corporation shall continue to file with the Commission and provide the Trustee and Holders with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Corporation also shall comply with the other provisions of Trust Indenture Act Section 314(a), provided, however, that the Corporation shall be required, pursuant to this
Section 7.4, to provide any document, report or other information to the Commission only if this Indenture shall have been qualified under the Trust Indenture Act.


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 8.1.  Corporation May Consolidate, Etc., Only on Certain Terms.

         The Corporation shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation, unless:

                  (1) if the Corporation shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Corporation is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Corporation substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Corporation to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have occurred and be continuing; and

                  (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

         SECTION 8.2.  Successor Corporation Substituted.

         Upon any consolidation or merger by the Corporation with or into any other Person, or any conveyance, transfer or lease by the Corporation of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Corporation is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor Person had been named as the Corporation herein; and in the event of any such conveyance, transfer or lease, the Corporation shall be discharged from all obligations and covenants under this Indenture and the Securities.

         Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Corporation, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Corporation and delivered to the Trustee; and, upon the order of such successor Person instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

         In case of any such consolidation, merger, conveyance, transfer or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Corporation, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Corporation, and the assumption by any such successor of the covenants of the Corporation contained herein and in the Securities contained; or

                  (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Corporation; or

                  (3) to add to the covenants of the Corporation for the benefit of the Holders of Securities; or

                  (4) to add any additional Events of Default for the benefit of the Holders of Securities; or

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall (a) become effective only when there is no Security Outstanding created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (b) not apply to any Outstanding Securities; or

                  (6) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (6) shall not adversely affect the interest of the Holders of Securities in any material respect or for so long Capital Securities issued by the Issuer Trust shall remain outstanding, the holders of such Capital Securities; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
         Section 6.11(b); or

                  (8) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

         SECTION 9.2.  Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Corporation and the Trustee, the Corporation, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 9.2,  Section
         5.13 or Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

provided further, however, that, so long as Capital Securities remain outstanding, (i) no such amendment shall be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a Majority in Liquidation Amount of such Capital Securities (as defined in the related Trust Agreement) unless and until the principal of (and premium, if any, on) the Securities and all accrued and (subject to Section 3.11) unpaid interest thereon have been paid in full, and (ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Capital Securities issued by the Issuer Trust provided therein without the prior consent of the holders of each such Capital Security then outstanding unless and until the principal of (and premium, if any, on) the Securities and all accrued and (subject to Section 3.11) unpaid interest thereon have been paid in full.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of the Securities or any Capital Securities of the Issuer Trust that holds the Securities, or that modifies the rights of the Holders of Securities or holders of such Capital Securities with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Capital Securities.

         It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.3.  Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent herein provided for relating to such action have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.4.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.5.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 9.6.  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Corporation, bear a notation in form approved by the Corporation as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities so modified as to conform, in the opinion of the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                    ARTICLE X

                                    COVENANTS

         SECTION 10.1.  Payment of Principal, Premium and Interest.

         The Corporation covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of such Securities and this Indenture.

         SECTION 10.2.  Maintenance of Office or Agency.

         The Corporation will maintain in each Place of Payment for the Securities an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities and this Indenture may be served. The Corporation initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Corporation will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Corporation shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Corporation may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in each Place of Payment for Securities for such purposes. The Corporation will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

         SECTION 10.3.  Money for Security Payments to be Held in Trust.

         If the Corporation shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

         Whenever the Corporation shall have one or more Paying Agents, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the amount so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its failure so to act.

         The Corporation will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Corporation (or any other obligor upon such Securities) in the making of any payment of principal (or premium, if any) or interest in respect of any Security;

                  (3) at any time during the continuance of any default with respect to the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

         The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (or premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Corporation Request to the Corporation, or (if then held by the Corporation) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Corporation cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

         SECTION 10.4.  Statement as to Compliance.

         The Corporation shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Corporation is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Corporation shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         SECTION 10.5.  Waiver of Certain Covenants.

         Subject to the rights of holders  of Capital  Securities  specified  in
Section 9.2, if any, the Corporation may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 9.1(3) or 9.1(4) with respect to the Securities, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Corporation in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 10.6.  Additional Sums.

          So long as no Event of Default has occurred and is continuing and except as otherwise specified or as contemplated by Section 2.1, if (i) the Issuer Trust is the Holder of all of the Outstanding Securities, and (ii) a Tax Event has occurred and is continuing in respect of such Issuer Trust, the Corporation shall pay to such Issuer Trust (or its permitted successor under the related Trust Agreement) for so long as such Issuer Trust (or its permitted successor) is the registered holder of the Outstanding Securities, together with any payment of principal of (or premium, if any) or interest on such Securities, such additional sums as may be necessary in order that the amount of Distributions then payable by such Issuer Trust in respect of the related Capital Securities and Common Securities in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of (or premium, if any) or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph, and any express mention of the payment of Additional Sums (if applicable) in any provision hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.11 or the terms of the Securities shall not defer the payment of any Additional Sums that may be due and payable.

         SECTION 10.7.  Additional Covenants.

         The Corporation covenants and agrees with each Holder of Securities that it shall not, and it shall not permit any Subsidiary of the Corporation to,
(x) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of the Corporation's capital stock, or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to the Securities or make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee Agreement and (d) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's or any Subsidiary of the Corporation's benefit plans for their directors, officers or employees if at such time (i) there shall have occurred any event of which the Corporation has actual knowledge that (A) with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (B) in respect of which the Corporation shall not have taken reasonable steps to cure, (ii) the Corporation shall be in default with respect to its payment of any obligations under the Guarantee Agreement relating to the Capital Securities issued by such Issuer Trust, or (iii) the Corporation shall have given notice of its selection of an Extension Period with respect to the Securities as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

         The Corporation also covenants with each Holder of Securities issued to the Issuer Trust (i) to hold, directly or indirectly, 100% of the Common Securities of such Issuer Trust, provided that any permitted successor of the Corporation hereunder may succeed to the Corporation's ownership of such Common Securities, (ii) as holder of such Common Securities, not to voluntarily terminate, wind-up or liquidate such Issuer Trust, other than (a) in connection with a distribution of the Securities to the holders of the related Capital Securities in liquidation of such Issuer Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Issuer Trust to continue to be classified as a grantor trust and not to be taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         SECTION 11.1.  Applicability of This Article.

         Redemption of Securities as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article XI; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article XI, the provision of such form of Security shall govern. Each Security shall be subject to partial redemption only in integral multiples of $100,000.

         SECTION 11.2.  Election to Redeem; Notice to Trustee.

         The election of the Corporation to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Corporation, the Corporation shall, not less than 30 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Property Trustee under the related Trust Agreement, of such date and of the principal amount of Securities to be redeemed and provide the additional information required to be included in the notice or notices contemplated by Section 11.4; provided that for so long as the Securities are held by the Issuer Trust, such notice shall be given not less than 30 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Corporation shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

         SECTION 11.3.  Selection of Securities to be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         The Trustee shall promptly notify the Corporation in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

         SECTION 11.4.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register, provided that; for so long as the Securities are held by the Issuer Trust, such notice shall be given not less than 30 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement).

         With respect to Securities to be redeemed, each notice of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, an estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and, if such an estimate of the Redemption Price is given, a subsequent notice shall be given as set forth above on the date that such Redemption Price is calculated setting forth the actual Redemption Price);

                  (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

                  (d) if the Securities are convertible, (A) that a Holder of Securities who desires to convert such Securities called for redemption must satisfy the requirements for conversion contained in Article XIII below and (B) the Conversion Price;

                  (e) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;and

                  (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation and shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         SECTION 11.5.  Deposit of Redemption Price.

         Prior to 10:00 a.m., New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Corporation will deposit with the Trustee or with one or more Paying Agents (or, if the Corporation is acting as its own Paying Agent, the Corporation will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest on, all the Securities (or portions thereof) that are to be redeemed on that date.

         SECTION 11.6.  Payment of Securities Called for Redemption.

         If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with accrued interest to the Redemption Date. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the applicable Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.8.

         Upon presentation of any Security redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Corporation, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of (and premium, if any, on) such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Security.

     SECTION 11.7. Right of Redemption of Securities Initially Issued to an Issuer Trust.

         The Corporation, at its option, may redeem such Securities (i) on or after December 31, 2004, in whole at any time or in part from time to time at a Redemption Price specified in such Security, together with accrued interest to but excluding the Redemption Date, (ii) upon the occurrence and during the continuation of a Tax Event in whole (but not in part) at any time within 90 days following the occurrence and during the continuation of such Tax Event at a Redemption Price specified in such Security, together with accrued interest to but excluding the Redemption Date, (iii) upon a Change of Control of Employers Reinsurance Corporation, in whole at any time or in part from time to time at a Redemption Price equal to 100% of the principal amount of the Securities, together, in the case of any such redemption, with accrued interest to but excluding the Redemption Date, (iv) in connection with Employers Reinsurance Corporation's proposed transfer or disposition of Securities pursuant to Section 5.4(c) of the Trust Agreement or Section 3.5(b) of the Indenture, in whole at any time or in part from time to time at a Redemption Price equal to 100% of the principal amount of the Securities, together, in the case of any such redemption, with accrued interest to but excluding the Redemption Date and (v) on or after March 31, 1998, in the event that the sale of Industrial Risk Insurers to Employers Reinsurance Corporation has not been completed, in whole at any time or in part from time to time at a Redemption Price equal to 100% of the principal amount of the Securities, together, in the case of any such redemption, with accrued interest to but excluding the Redemption Date.

         If less than all the Securities are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Issuer Trust to which such Securities were issued, including any requirement in such Trust Agreement as to the minimum Liquidation Amount (as defined in such Trust Agreement) of Capital Securities that may be held by a holder of Capital Securities thereunder.

         SECTION 11.8.  Mandatory Redemption Provisions.

         (i) In the event of a Change of Control of HSB Group, Inc. within five years after the Original Issuance Date, if the per share price paid in the acquisition comprising the Change of Control is below the per share price specified below for the year within which the Change of Control occurs, Employers Reinsurance Corporation, at its option (which right shall not be transferable), may require the Corporation to redeem all Outstanding Securities in whole (but not in part) at any time at a Redemption Price equal to the Redemption Value for each Security as specified in the following table:



Redemption                 Minimum Per Share Price              Redemption Value
----------                 -----------------------              ----------------

Year 1                              $ 92.65                            109.00%

Year 2                                90.95                            107.00%

Year 3                                89.25                            105.00%

Year 4                                87.55                            103.00%

Year 5                                85.85                            101.00%

         The Minimum Per Share Price stated above shall be subject to adjustment in accordance with the provisions of Article XIII.

         (ii) In addition, (A) if, on or prior to January 8, 1998, after good faith negotiation and revisions (if any) to the documentation in accordance with the provisions of the Term Sheet attached to the Purchase Agreement, Employers Reinsurance Corporation determines that the Securities do not conform to the fundamental economic terms set forth in the Term Sheet or contain provisions that impose material legal or tax consequences or risks on Employers Reinsurance Corporation that could not have been reasonably anticipated prior to the purchase of the Securities or Employers Reinsurance Corporation has not receieved the opinions of counsel referred to in Section 7(b) and (c) of the Purchase Agreement, or (B) on or after March 31, 1998, in the event that the sale of Industrial Risk Insurers to Employers Reinsurance Corporation has not been completed, then, in the case of either (A) or (B), Employers Reinsurance Corporation, at its option (which right shall not be transferable), may require the Corporation to redeem within sixty (60) days after notice to the Corporation of such desired redemption all Outstanding Securities in whole (but not in part) at any time at a Redemption Price equal to 100% of the principal amount of the Securities, together, in the case of any such redemption, with accrued interest to but excluding the Redemption Date.


                                   ARTICLE XII

                      RANKING; SUBORDINATION OF SECURITIES

         SECTION 12.1.  Ranking; Securities Subordinate to Senior Indebtedness.

         The Corporation covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XII, the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. The payment of the principal of (and premium, if any) and interest on each and all of the Securities shall rank pari passu with HSB Group, Inc.'s Global Floating Rate Junior Subordinated Debentures, Series B.

     SECTION 12.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon Dissolution, Etc.

         If the Corporation shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Corporation by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if

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any) or  interest  on any of the  Securities,  or in respect of any  redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

         In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Corporation, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Corporation, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Corporation for the benefit of creditors or (d) any other marshaling of the assets of the Corporation (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), that would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

         In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Corporation ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Corporation the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Corporation ranking junior to the Securities and such other obligations.

         If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) in full. If the Trustee or any Holder fails to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

         The Trustee and the Holders shall take such action (including the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         The provisions of this Section 12.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Corporation in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         The securing of any obligations of the Corporation, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

         SECTION 12.3.  Payment Permitted If No Default.

         Nothing contained in this Article XII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Corporation, at any time, except during the pendency of the conditions described in the first paragraph of
Section 12.2 or of any Proceeding referred to in Section 12.2, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this
Article XII.

         SECTION 12.4.  Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article XII (equally and ratably with the holders of all indebtedness of the Corporation that by its express terms is subordinated to Senior Indebtedness of the Corporation to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior
Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this
Article XII, and no payments over pursuant to the provisions of this Article XII to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Corporation, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Corporation to or on account of such Senior Indebtedness.

         SECTION 12.5.  Provisions Solely to Define Relative Rights.

         The provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Corporation and the Holders of the Securities, the obligations of the Corporation, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Corporation of the Holders of the Securities and creditors of the Corporation other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Capital Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article XII of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 12.6.  Trustee to Effectuate Subordination.

         Each Holder of a Security, by its acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article XII and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         SECTION 12.7.  No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to such Holders and without impairing or releasing the subordination as provided in this Article XII or the obligations hereunder of such Holders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation and any other Person.

         SECTION 12.8.  Notice to Trustee.

         The Corporation shall give prompt written notice to the Trustee of any fact known to the Corporation that would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Corporation or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.8 at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). If the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XII, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 12.9.  Reliance on Judicial  Order or  Certificate  of  Liquidating
Agent.

         Upon any payment or distribution of assets of the Corporation referred to in this Article XII, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

         SECTION 12.10.  Trustee Not Fiduciary for Holders of Senior
Indebtedness.

         The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Corporation or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

     SECTION 12.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         SECTION 12.12.  Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Corporation and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

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         SECTION 12.13.  Certain Conversions or Exchanges Deemed Payment.

         For the purpose of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash (including any payments for fractional shares), property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purpose of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.


                                  ARTICLE XIII

                            CONVERSION OF SECURITIES

         SECTION 13.1. Conversion Rights. Subject to and upon compliance with the provisions of this Article and subject to the receipt by the Corporation and the Holder of the appropriate Regulatory Approvals (as defined below) and the termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related regulations and published interpretations, the Securities are convertible, at the option of the Holder, into fully paid and nonassessable shares of Common Stock of the Corporation at an initial conversion rate of 11.7647 shares of Common Stock for each $1,000 in aggregate principal amount of Securities (equal to a conversion price of $85 per share of Common Stock), subject to adjustment as described in this Article XIII (as adjusted the "Conversion Price"). A Holder of Securities may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by the Conversion Price. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day immediately preceding the corresponding Redemption Date, unless the Corporation defaults in making the payment due upon redemption.

         "Regulatory Approvals" shall mean all necessary insurance regulatory and other filings and/or approvals and any licenses and permits, authorizations, consents, orders or approvals of, or registrations, declarations or filings with all regulatory bodies as may be required to be obtained or made with respect to either party in order to permit the parties to consummate the transactions contemplated hereby which are to be consummated on or prior to the Closing Date (as defined in the Trust Agreement).

         SECTION 13.2. Conversion Procedures. (a) In order to convert all or a portion of the Securities, the Holder thereof shall deliver to the Property Trustee, as conversion agent or to such other agent appointed for such purposes (the "Conversion Agent") an irrevocable Notice of Conversion in the form attached hereto as Exhibit C setting forth the principal amount of Securities to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Corporation or in blank. In addition, a holder of Capital Securities may exercise its right under the Trust Agreement to convert such Capital Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Capital Security for a portion of the Securities held by the Trust (at an exchange rate of $1000 principal amount of Securities for each Capital Security) and (ii) to immediately convert such Securities, on behalf of such holder, into Common Stock of the Corporation pursuant to this Article XIII and, if such Capital Securities are in definitive form, surrendering such Capital Securities, duly endorsed or assigned to the Corporation or in blank. So long as any Capital Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Capital Securities.

         If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder of record on the Regular Record Date will be entitled to receive the interest paid on the subsequent Interest Payment Date on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. However, if aredemption date falls between a record date and the subsequent Interest Payment Date, the holder will be entitled to receive, on such Interest Payment Date, the interest accured to, but excluding, the redemption date. Except as otherwise provided in the first and second sentences of this paragraph, in the case of any Security which is converted, interest whose Stated Maturity is on or after the date of conversion of such Security shall not be payable, and the Corporation shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Securities being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Capital Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date and such Person or Persons will cease to be a record Holder or record Holders of the Securities on that date. As promptly as practicable on or after the Conversion Date, the Corporation shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder or holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

                  (b) The Corporation's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Corporation's obligation to pay the principal amount at Maturity of the portion of Securities so converted and any unpaid interest accrued on such Securities at the time of such conversion.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Corporation shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Current Market Price with respect to such fractional interest on the date on which the Securities or Capital Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the holder of the Capital Securities so converted.

                  (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Security converted in part in accordance with Section 3.5.

                  (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Capital Securities (in the exchange of Capital Securities for Securities) and as agent of the Holders of Securities (in the conversion of Securities into Common Stock), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Securities held by the Trust from time to time for Capital Securities in connection with the conversion of such Capital Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to the Trust a new Security or Securities for any resulting unconverted principal amount.

                  (f) All shares of Common Stock  delivered  upon any conversion of Restricted Securities shall bear a Restrictive Securities Legend substantially in the form of the legend required to be set forth on such Securities and shall be subject to the restrictions on transfer provided in such legend and in Section 3.5 hereof. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such Restrictive Securities Legend on such Common Stock; provided, however, that the Trustee or the Conversion Agent shall have provided to the Corporation or to the Corporation's transfer agent for such Common Stock, prior to or concurrently with a request to the Corporation to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

                  (g) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Securities, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Securities then outstanding. Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of Securities shares of Common Stock reacquired and held in the treasury of the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock) so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Whenever the Corporation issues shares of Common Stock upon conversion of Securities and the Corporation has in effect at such time a share purchase rights agreement under which holders of Common Stock are issued rights ("Rights") entitling the holders under certain circumstances to purchase an additional share or shares of stock, the Corporation will issue, together with each such share of Common Stock, such number of Rights (which number may be a fraction) as shall at that time be issuable with a share of Common Stock pursuant to such share purchase rights agreement (currently, half of a Right). Any shares of Common Stock issued upon conversion of the Securities shall be duly authorized, validly issued and fully paid and nonassessable. The Conversion Agent shall deliver the shares of Common Stock received upon conversion of the Securities to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. The Corporation shall use its reasonable best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, in order to enable the Corporation to lawfully issue Common Stock upon conversion of the Securities and to lawfully deliver the Common Stock to each Holder upon conversion of the Securities.

                  (h) The Corporation will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Conversion Agent the amount of any such tax, or has established to the satisfaction of the Conversion Agent that such tax has been paid.

                  (i) Nothing in this Article XIII shall limit the requirement of the Corporation to withhold taxes pursuant to the terms of the Securities or as set forth in this Agreement or otherwise require the Trustee or the Corporation to pay any amounts on account of such withholdings.

     SECTION 13.3. Conversion Price Adjustments. The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

                  (a) In case the Corporation shall, while any of the Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned immediately following such action had such Securities been converted immediately prior thereto. An ad-justment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock. In the event that such dividend, distribution, subdivision, combination or issuance is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (b) In case the Corporation shall, while any of the Securities are Outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the record date mentioned below, the Conversion Price for the Securities shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that no shares of Common Stock are so delivered after the expiration of such rights or warrants, the Conversion Price shall be adjusted to the Conversion Price whixh would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Corporation. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Corporation, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                  (c) Subject to the last sentence of this subparagraph, in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets(or rights or warrants to subscribe for or purchase any of its securities, but excluding any rights or warrants referred to in subparagraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph
(a) of this Section 13.3), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (c) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date; provided, however, that in the event the numerator shall be less than one, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion the amount of such distribution such Holder would have received had such Holder converted each Security immediately prior to the reference date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock. For purposes of this subparagraph (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this subparagraph (c)) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph
(a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph shall be substituted as (x) "the record date in the case of a dividend or other distribution," and (y) "the record date for the determination of stockholders entitled to receive such rights or warrants" and
(z) "the date fixed for such determination"  within the meaning of subparagraphs
(a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the conversion price in subparagraph (a).

                  (d) If the distribution date for the Rights of the Corporation provided in the Shareholders Rights Plan, as presently constituted or under any similar plan occurs prior to the Conversion Date, and a Holder of the Securities who converts such Securities after such distribution date is not entitled to receive the Rights that would otherwise be attached (but for the date of conversion) to the shares of Common Stock received upon such conversion, then an adjustment shall be made to the Conversion Price pursuant to clause (ii) of
Section 13.4(a) as if the Rights were being distributed to the common stockholders of the Corporation immediately prior to such conversion. If such an adjustment is made and the Rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

                  (e) The Corporation shall have the right to reduce from time to time the Conversion Price by any amount selected by the Corporation for any period of at least 30 days, provided, that Corporation shall give at least 15 days' notice of such reduction to the Trustee and the Property Trustee. The Corporation may, at its option, make such reductions in the Conversion Price, in addition to those set forth above in Section 13.3(a), as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. No adjustment of the Conversion Price will be made upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, or the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any present or future employee benefit plan or program of the Corporation or pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security which does not constitute an issuance to all holders of Common Stock of rights or warrants entitling holders of such rights or warrants to subscribe for or purchase Common Stock at less than the Current Market Price. There shall also be no adjustment of the Conversion Price in case of the issuance of any Common Stock (or securities convertible into or exchangeable for Common Stock), except as specifically described above.

                  (f) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Securities.

     SECTION 13.4. Notice of Adjustments of Conversion Price. Whenever the Conversion Price is adjusted as herein provided:

                  (a) the Corporation shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Corporation setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Capital Securities and the Securities; and

                  (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Corporation to all record holders of Capital Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Corporation and the Trust and the Securities Registrar.

         SECTION 13.5.  Prior Notice of Certain Events.
                  In case:

                           (i) the Corporation shall declare any dividend (or any other distribution) on its Common Stock, other than (x) a dividend payable in shares of Common Stock or (y) a dividend payable in cash that would not require an adjustment pursuant to Section 13.3(c);

                           (ii) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                           (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall (A) if any Capital Securities are outstanding under the Trust Agreement, cause to be filed with the transfer agent for the Capital Securities, and shall cause to be mailed to the holders of record of the Capital Securities, at their last addresses as they shall appear upon the stock transfer books of the Trust or (B) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

         SECTION 13.6. Dividend or Interest Reinvestment Plans. Notwithstanding anything to the contrary in this Article 13, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Corporation to which any of the adjustment provisions described above applies. There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Corporation except as specifically described in this Article XIII.

         SECTION 13.7.  Certain Additional Rights.

         In case the Corporation shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 13.3(c) (including, without limitation, dividends or distributions referred to in the last sentence of Section 13.3(c)), the Holders of the Securities, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Securities are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Corporation (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Corporation may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Corporation, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Securities so converted is entitled to receive in accordance with the immediately preceding sentence, the Corporation may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and
(ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

         SECTION 13.8.  Restrictions on Common Stock Issuable Upon Conversion.

                  (a) Shares of Common Stock to be issued upon conversion of a Security in respect of Restricted Capital Securities shall bear such restrictive legends as the Corporation may provide in accordance with applicable law.

                  (b) If shares of Common Stock to be issued upon conversion of a Security in respect of Restricted Capital Securities are to be registered in a name other than that of the Holder of such Capital Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Corporation and signed by such Person, as to compliance with the restrictions on transfer applicable to such Capital Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock issued upon conversion of any such Security in respect of such Capital Securities not so accompanied by a properly completed certificate.

     SECTION 13.9. Trustee Not Responsible for Determining Conversion Price or Adjustments.

         Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Security or to any holder of a Capital Security to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Corporation contained in Article 10 or this Article 13.


                                   ARTICLE XIV

                                    EXPENSES

SECTION 14.1.  Payment of Expenses by the Corporation.

                  The Corporation hereby irrevocably and unconditionally guarantees to each person or entity to whom any Issuer Trust is now or hereafter becomes indebted or liable (the "Expense Beneficiaries") the full payment, when and as due, of any and all Expense Obligations (as hereinafter defined) to such Expense Beneficiaries. As used herein, "Expense Obligations" means any costs, expenses or liabilities of any Issuer Trust, other than obligations of an Issuer Trust to pay to holders of any Capital Securities or other similar interests in such Issuer Trust the amounts due such holders pursuant to the terms of the Capital Securities or such other similar interests, as the case may be. This Article XIV is intended to be for the benefit of, and to be enforceable by, all such Expense Beneficiaries, whether or not such Expense Beneficiaries have received notice hereof.

SECTION 14.2.  Term of Agreement.

                  This Article XIV shall terminate and be of no further force and effect with respect to holders of securities of an Issuer Trust upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Capital Securities (whether upon redemption, liquidation, exchange or otherwise) of such Issuer Trust and (b) the date on which there are no Expense Beneficiaries remaining; provided, however, that this
Article XIV shall continue to be effective or shall be reinstated, as the case may be, with respect to such Issuer Trust, if at any time any holder of Capital Securities of such Issuer Trust or any Expense Beneficiary must restore payment of any sums paid under the Capital Securities of such Issuer Trust, under any Expense Obligation, under the guarantee agreement by the Corporation in favor of holders of Capital Securities of such Issuer Trust or under this Article XIV for any reason whatsoever. Subject to the terms of this Article XIV, the obligations of the Corporation under this Article XIV are continuing, irrevocable, unconditional and absolute.

SECTION 14.3.  Waiver of Notice.

         The Corporation hereby waives notice of acceptance of the agreements contained in this Article XIV and of any Expense Obligation to which it applies or may apply, and the Corporation hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

SECTION 14.4.  No Impairment.

         The obligations, covenants, agreements and duties of the Corporation under this Article XIV shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Expense Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Expense Obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Expense Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Expense Beneficiaries with respect to the Expense Obligations or any action on the part of the Issuer Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Issuer Trust.

There shall be no obligation of the Expense Beneficiaries to give notice to, or obtain the consent of, the Corporation with respect to the happening of any of the foregoing.

SECTION 14.5.  Enforcement.

                  An Expense Beneficiary may enforce this Article directly against the Corporation and the Corporation waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Corporation.

SECTION 14.6.  Subrogation.

         The Corporation shall be subrogated to all (if any) rights of the Trust in respect of any amounts paid to the Expense Beneficiaries by the Corporation under this Article XIV with respect to the applicable Issuer Trust; provided, however, that the Corporation shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Article XIV, if, at the time of any such payment, any amounts are due and unpaid under this Article XIV.

SECTION 14.7.  Amendment.

                  So long as there remains any Expense Beneficiary or any Capital Securities of an Issuer Trust are outstanding, this Article XIV shall not be modified or amended in any manner adverse to such Expense Beneficiary of such Issuer Trust or to the holders of the Capital Securities of such Issuer Trust without the written consent of such Expense Beneficiary or such holders, as applicable.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.


                                    HSB GROUP, INC.


                                    By:  /s/ Saul L. Basch
                                    Name:  Saul L. Basch
                                    Title: Senior Vice President, Chief
                                    Financial Officer, Treasurer


Attest:

By:     /s/ R. Kevin Price
        Corporate Secretary



                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO, as Trustee


                                   By: /s/ Melissa G. Weisman
                                   Name: Melissa G. Weisman
                                   Title:     Vice President


Attest:

By:

                                                Exhibit A -- Form of Restricted
                                                Securities Transfer Certificate








                        RESTRICTED SECURITIES CERTIFICATE

                  (For transfers pursuant to Section 3.5(b) of
                        the Indenture referred to below)


[-------------------------],
  as Securities Registrar
[address]

Re: 7.0% Convertible Subordinated Deferrable Interest Debentures of HSB Group, Inc. (the "Securities")

         Reference is made to the Indenture, dated as of December 31, 1997 (the "Indenture"), between HSB Group, Inc., a Connecticut corporation, and The First National Bank of Chicago, as Trustee. Terms used herein and defined in the Indenture or in Regulation S, Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

                  This certificate relates to $__________ aggregate principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". Such Specified Securities are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to another person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in compliance with the requirements of the Securities Act or pursuant to an applicable exemption therefrom and in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation and the Purchaser (as defined in the Trust Agreement relating to the Issuer Trust to which the Securities were initially issued).

Dated:
                                                     (Print   the  name  of  the
                                                     Undersigned,  as such  term
                                                     is  defined  in the  second
                                                     paragraph      of      this
                                                     certificate.)


                                                     By:
                                                     Name:
                                                     Title:

                                                     (If  the  Undersigned  is a
                                                     corporation, partnership or
                                                     fiduciary, the title of the
                                                     person signing on behalf of
                                                     the  Undersigned   must  be
                                                     stated.)

                       EXHIBIT B -- Form of Unrestricted
                       Securities Transfer Certificate


                       UNRESTRICTED SECURITIES CERTIFICATE

                 (For removal of Securities Act Legends pursuant to Section 3.5(c) of the Indenture )


The First National Bank of Chicago
One First National Plaza - Suite 0126
Chicago, Illinois 60670-0126

Attention:  Corporate Trust Administration

Re:  7.0%  Convertible   Subordinated   Deferrable   Interest   Debentures  (the
"Securities")

                  Reference is made to the Indenture, dated as of December 31, 1997, between HSB Group. Inc. (the "Corporation") and The First National Bank of Chicago, as Trustee (the "Trustee"). Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

         This  certificate  relates to  ________________  shares of  Securities,
which  are   evidenced  by  the   following   certificate(s)   (the   "Specified
Securities"):

         CUSIP No(s). ____________________________

         CERTIFICATE No(s). ______________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are registered in the name of the Undersigned as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 5.4(d) of the Trust Agreement and Section 3.5(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchaser.

Dated:___________________________________
                  (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                  By:____________________________
                  Name:
                  Title:


                  (If  the   Undersigned  is  a   corporation,   partnership  or
                  fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                EXHIBIT C


                           NOTICE OF CONVERSION

To:      HSB Group, Inc.

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of HSB GROUP, INC. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Security.

Date:

in whole
        ----------
                                          Portions of Security to be converted
in part                                  ($1,000 or integral multiples thereof):
        ----------
                                          $
                                            ----------------------------

                                            ----------------------------
                                          Signature (for conversion only)

                                   Please Print or Typewrite Name and
                                   Address, Including Zip Code, and Social
                                   Security or Other Identifying Number

                                   ------------------------------------



Signature Guarantee: *
                       ---------------------
* Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.

0148917.04-01S7a
                                                   C-1